UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2003

Date of report (Date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
( State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding its financial results for the first quarter ended September 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date:	October 22, 2003	By:	/s/ Maurice L. Castonguay
Maurice L. Castonguay Chief Financial Officer, Senior Vice President of Finance and Administration and Treasurer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 22, 2003 regarding the financial results of MatrixOne, Inc. for the first quarter ended September 27, 2003.